                                    BENTHOS

                                 BENTHOS, INC.
Number                                                            Shares
B                                                                 ------
  --------

COMMON STOCK           INCORPORATED UNDER THE LAWS OF THE      SEE REVERSE FOR
                         COMMONWEALTH OF MASSACHUSETTS       CERATIN DEFINITIONS


THIS CERTIFIES THAT

                                     SPECIMEN

is the registered holder of

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, $.06 2/3 PAR VALUE, OF

                                 BENTHOS, INC.

transferable only on the share register of the Corporation in person or by duly authorized attorney upon surrender of this certificate properly endorsed or assigned. This certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Articles of Incorporation and any amendments thereof to all of which the holder of this certificate by acceptance hereof assents.

     This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.

     WITNESS the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

         Dated:

 /s/ J. Luke Sabella          (CORPORATE SEAL)         /s/ John L. Coughlin

TREASURER AND CFO                                      PRESIDENT & CEO

                                   COUNTERSIGNED AND REGISTERED:
                                     AMERICAN STOCK TRANSFER AND TRUST COMPANY
                                                   TRANSFER AGENT AND REGISTRAR,
                                       BY /s/

                                          AUTHORIZED SIGNATURE

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                                (reverse side)

                                 BENTHOS, INC

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
   The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM - as tenants in common                    UNIF GIFT MIN ACT -           CUSTODIAN
TEN ENT - as tenants by the entireties                               -----------         -----------
JT TEN  - as joint tenants with right of                                (Cust)              (Minor)
          survivorship and not as                                    under Uniform Gifts to Minors
          tenants in common                                          Act
                                                                        ----------------------------
                                                                                  (State)

                Additional abbreviations may also be used though not in the above list.

       For value received,                                  hereby sell, assign and transfer unto
                          ---------------------------------

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------


----------------------------------------------------------------------------------------------------------
              (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

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-----------------------------------------------------------------------------------------------------Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint


---------------------------------------------------------------------------------------------------Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated
      ---------------------------

                           NOTICE:-------------------------------------------------------------------------
                                  THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN
                                  UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION
                                  OR ENLARGEMENT OR ANY CHANGE WHATEVER.


       SINATURE(S) GUARANTEED:-----------------------------------------------------------------------------
                              THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION
                              (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH
                              MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT
                              TO S.E.C. RULE 17Ad-15.
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